Exhibit 4.3
BOFI HOLDING, INC.
2014 STOCK INCENTIVE PLAN
INCENTIVE STOCK OPTION AGREEMENT
THIS AGREEMENT made as of _____________, 20[__] (the “Grant Date”), by and between BofI Holding, Inc. (the “Company”), and ____________________ (the “Optionee”).
WITNESSETH:
WHEREAS, the Company has adopted and maintains the BofI Holding, Inc. 2014 Stock Incentive Plan effective September __, 2014 (the “Plan”), and
WHEREAS, the Committee has authorized the grant to the Optionee of an Option under the Plan, on the terms and conditions set forth in the Plan and as hereinafter provided,
NOW, THEREFORE, in consideration of the premises contained herein, the Company and the Optionee hereby agree as follows:
1.Plan. This Option award is made pursuant to the terms of the Plan which are incorporated herein by reference. Terms used in this Agreement which are defined in the Plan shall have the same meaning as set forth in the Plan.
2.    Grant of Option. The Company hereby grants to the Optionee an option to purchase [___] of the Company’s Shares for an Option price per Share equal to [___] (the Fair Market Value of a Share on the date of the grant of the Option). The Option is intended by the Committee to qualify as an Incentive Stock Option as provided in Section 9 and the provisions hereof shall be interpreted on a basis consistent with such intent.
3.    Exercise Period.
(a)    The Option shall be exercisable on or after vesting of the Option pursuant to the terms of the Plan and this Agreement.
(b)    All or any part of the Option may be exercised by the Optionee no later than the tenth (10th) anniversary of the Grant Date.
(c)    This Agreement and the Option shall terminate on the earlier of (i) the tenth (10th) anniversary of the Grant Date, or (ii) the date as of which the Option has been fully exercised.
4.    Vesting. Except as provided below and subject to the Optionee’s continuation of service with the Company during the vesting period, the Option shall vest and become exercisable pursuant to the following schedule:
[_________]
5.    Termination of Service. In the event of the Optionee’s Termination of Service with the Company, the provisions of Article VI of the Plan shall control.

6.    Change of Control. Notwithstanding the foregoing, upon a Change of Control, the Option shall automatically become fully vested and exercisable as of the date of such Change of Control.
7.    Restrictions on Transfer of Option. This Agreement and the Option shall not be transferable otherwise than by will or by the laws of descent and distribution and the Option shall be exercisable, during the Optionee’s lifetime, solely by the Optionee.
8.    Exercise of Option.
(a)    The Option shall become exercisable at such time as shall be provided herein or in the Plan and shall be exercisable by written notice of such exercise, in the form prescribed by the Committee, to the Secretary of the Company, at its principal office. The notice shall specify the number of Shares for which the Option is being exercised.
(b)    Shares purchased pursuant to the Option shall be paid for in full at the time of such purchase in cash, in Shares, including Shares acquired pursuant to the Plan, or part in cash and part in Shares. Shares transferred in payment of the Option price shall be valued as of the date of transfer based on their Fair Market Value.
9.    Tax Status of Option.
(a)    Incentive Stock Option. This Option is intended to be an Incentive Stock Option within the meaning of Section 422(b) of the Code, but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with the Optionee’s own tax advisor regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. If at any time the Option shall fail or cease to meet the requirements of Section 422 of the Code, it shall automatically convert to, and be treated as, a Non-qualified Stock Option under the terms of the Plan.
(b)    Exercise Limitation. An Option shall not be treated as an Incentive Stock Option to the extent the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which the Optionee may exercise the Option for the first time during any calendar year, when added to the aggregate Fair Market Value of the shares subject to any other options designated as Incentive Stock Options granted to the Optionee under all stock option plans of Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) prior to the Grant Date with respect to which such options are exercisable for the first time during the same calendar year, shall exceed One Hundred Thousand Dollars ($100,000), as and only to the extent necessary to comply with the limitations under Code Section 422(d). For purposes of the preceding sentence, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of shares of stock shall be determined as of the time the option with respect to such shares is granted as required under Code Section 422(d).
(c)    Notice of Disqualifying Disposition. The Optionee shall promptly notify the Company if the Optionee disposes of any of the Shares acquired pursuant to the Option within one (1) year after the date the Optionee exercises all or part of the Option or within two (2) years after the Grant Date of Option. Until such time as the Optionee disposes of such Shares in a manner consistent with the provisions of this Agreement, unless otherwise expressly authorized by the Company, the Optionee shall hold all Shares acquired pursuant to the Option in the Optionee’s name (and not in the name of any nominee) for the one-year period immediately after the exercise of the Option and the two-year period immediately after the Grant Date of the Option. At any time during the one-year or two-year periods set forth above, the Company may place a legend on any certificate representing shares acquired pursuant to the Option requesting the transfer agent for the Company’s stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.
10.    Regulation by the Committee. This Agreement and the Option shall be subject to the administrative procedures and rules as the Committee shall adopt. All decisions of the Committee upon any question arising under the Plan or under this Agreement, shall be conclusive and binding upon the Optionee and any person or persons to whom any portion of the Option has been transferred by will, by the laws of descent and distribution.
11.    Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to Shares subject to the Option until certificates for Shares are issued to the Optionee.
12.    Reservation of Shares. With respect to the Option, the Company hereby agrees to at all times reserve for issuance and/or delivery upon payment by the Optionee of the Option price, such number of Shares as shall be required for issuance and/or delivery upon such payment pursuant to the Option.
13.    Delivery of Share Certificates. Within a reasonable time after the exercise of the Option the Company shall cause to be delivered to the Optionee, his or her legal representative or his or her beneficiary, a certificate for the Shares purchased pursuant to the exercise of the Option.
14.    Withholding. In the event the Optionee elects to exercise the Option (or any part thereof), the Company or an Affiliate shall be entitled to deduct and withhold the minimum amount necessary in connection with the issuance of Shares to the Optionee to satisfy its withholding obligations under any and all federal, state or local tax rules or regulations.
15.    Amendment. The Committee may amend this Agreement at any time and from time to time; provided, however, that no amendment of this Agreement that would materially and adversely impair the Optionee’s rights or entitlements with respect to the Option shall be effective without the prior written consent of the Optionee (unless such amendment is required in order to cause the Award hereunder to qualify as “performance-based” compensation within the meaning of Section 162(m) or be exempt from Code Section 409A, as interpreted by applicable authorities).
16.    Optionee Acknowledgment. Optionee acknowledges and agrees that the vesting of Shares pursuant to this Option Agreement is earned only by continuing service with the Company. Optionee further acknowledges and agrees that nothing in this Agreement, nor in the Plan shall confer upon the Optionee any right to continue in the service of the Company, nor shall it interfere in any way with Optionee’s right or the Company’s right to terminate Optionee’s service at any time, with or without Cause. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. By executing this Agreement, the Optionee hereby agrees to be bound by all of the terms of both the Plan and this Agreement.

ATTEST:		BofI Holding, Inc.

By:
	Date			Date
Its:

, Optionee
Date

SAMPLE
NOTICE OF EXERCISE

BofI Holding, Inc. Compensation Committee	Date of Exercise:

Ladies and Gentlemen:
This constitutes notice under my stock Option that I elect to purchase the number of Shares for the price set forth below.

Type of Option:	Incentive Stock Option

Grant Date:

Number of Shares as to which Option is exercised:

Certificates to be issued in name of:

Total exercise price:	$

Cash payment delivered herewith:	$

By this exercise, I agree (i) to execute or provide such additional documents as BofI Holding, Inc. (the “Company”) may reasonably require pursuant to the terms of this Notice of Exercise and the Company’s 2014 Stock Incentive Plan (the “Plan”), and (ii) to provide for the payment by me to the Company (in the manner designated by the Company) of the Company’s withholding obligation, if any, relating to the exercise of this Option.

Very truly yours,

Optionee

BOFI HOLDING, INC.
2014 STOCK INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION AGREEMENT
THIS AGREEMENT made as of _____________, 20[___] (the “Grant Date”), by and between BofI Holding, Inc. (the “Company”), and ____________________ (the “Optionee”).
WITNESSETH:
WHEREAS, the Company has adopted and maintains the BofI Holding, Inc. Stock Incentive Plan, effective September __, 2014 (the “Plan”), and
WHEREAS, the Committee has authorized the grant to the Optionee of an Option under the Plan, on the terms and conditions set forth in the Plan and as hereinafter provided,
NOW, THEREFORE, in consideration of the premises contained herein, the Company and the Optionee hereby agree as follows:
1.Plan. This Option award is made pursuant to the terms of the Plan which are incorporated herein by reference. Terms used in this Agreement which are defined in the Plan shall have the same meaning as set forth in the Plan.
2.    Grant of Option. The Company hereby grants to the Optionee an option to purchase [___] of the Company’s Shares for an Option price per Share equal to [___] (the Fair Market Value of a Share on the date of the grant of the Option). The Option is intended by the Committee to be a Non-Qualified Stock Option and the provisions hereof shall be interpreted on a basis consistent with such intent.
3.    Exercise Period.
(a)    The Option shall be exercisable on or after vesting of the Option pursuant to the terms of the Plan and this Agreement.
(b)    All or any part of the Option may be exercised by the Optionee no later than the tenth (10th) anniversary of the Grant Date.
(c)    This Agreement and the Option shall terminate on the earlier of (i) the tenth (10th) anniversary of the Grant Date, or (ii) the date as of which the Option has been fully exercised.
4.    Vesting. Except as provided below and subject to the Optionee’s continuation of service with the Company during the vesting period, the Option shall vest and become exercisable pursuant to the following schedule:
[_________]
5.    Termination of Service. In the event of the Optionee’s Termination of Service with the Company, the provisions of Article VI of the Plan shall control.
6.    Change of Control. Notwithstanding the foregoing, upon a Change of Control, the Option shall automatically become fully vested and exercisable as of the date of such Change of Control.

7.    Restrictions on Transfer of Option. This Agreement and the Option shall not be transferable otherwise than (a) by will or by the laws of descent and distribution or (b) where permitted by applicable tax rules, by gift to any Family Member of the Optionee, and the Option shall be exercisable, during the Optionee’s lifetime, solely by the Optionee, except on account of the Optionee’s Permanent and Total Disability or death, and solely by the transferee in the case of a transfer by gift to a Family Member of the Optionee.
8.    Exercise of Option.
(a)    The Option shall become exercisable at such time as shall be provided herein or in the Plan and shall be exercisable by written notice of such exercise, in the form prescribed by the Committee, to the Secretary of the Company, at its principal office. The notice shall specify the number of Shares for which the Option is being exercised.
(b)    Except as otherwise provided in Section 8(c) and 8(d), Shares purchased pursuant to the Option shall be paid for in full at the time of such purchase in cash, in Shares, including Shares acquired pursuant to the Plan, or part in cash and part in Shares. Shares transferred in payment of the Option price shall be valued as of the date of transfer based on their Fair Market Value.
or
(c)    The Option price may be paid, in whole or in part, by (i) an immediate market sale or margin loan as to all or a part of the Shares which the Optionee shall be entitled to receive upon exercise of the Option, pursuant to an extension of credit by the Company to the Optionee of the Option price (or portion thereof to be so paid), (ii) the delivery of the Shares from the Company directly to a brokerage firm, and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company.
or
(d) The Option price may be paid, in whole or in part, by reducing the number of Shares to be issued upon exercise of the Option by the number of Shares having an aggregate Fair Market Value equal to the Option price (or portion thereof to be so paid) as of the date of the Option’s exercise.
9.    Regulation by the Committee. This Agreement and the Option shall be subject to the administrative procedures and rules as the Committee shall adopt. All decisions of the Committee upon any question arising under the Plan or under this Agreement, shall be conclusive and binding upon the Optionee and any person or persons to whom any portion of the Option has been transferred by will, by the laws of descent and distribution or by gift to a Family Member of the Optionee.
10.    Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to Shares subject to the Option until certificates for Shares are issued to the Optionee.
11.    Reservation of Shares. With respect to the Option, the Company hereby agrees to at all times reserve for issuance and/or delivery upon payment by the Optionee of the Option price, such number of Shares as shall be required for issuance and/or delivery upon such payment pursuant to the Option.
12.    Delivery of Share Certificates. Within a reasonable time after the exercise of the Option the Company shall cause to be delivered to the Optionee, his or her legal representative or his or her beneficiary, a certificate for the Shares purchased pursuant to the exercise of the Option.

13.    Withholding. In the event the Optionee elects to exercise the Option (or any part thereof), the Company or an Affiliate shall be entitled to deduct and withhold the minimum amount necessary in connection with the issuance of Shares to the Optionee to satisfy its withholding obligations under any and all federal, state or local tax rules or regulations.
14.    Amendment. The Committee may amend this Agreement at any time and from time to time; provided, however, that no amendment of this Agreement that would materially and adversely impair the Optionee’s rights or entitlements with respect to the Option shall be effective without the prior written consent of the Optionee (unless such amendment is required in order to cause the Award hereunder to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code or be exempt from Code Section 409A, as interpreted by applicable authorities).
15.    Optionee Acknowledgment. Optionee acknowledges and agrees that the vesting of Shares pursuant to this Option Agreement is earned only by continuing service with the Company. Optionee further acknowledges and agrees that nothing in this Agreement, nor in the Plan shall confer upon the Optionee any right to continue in the service of the Company, nor shall it interfere in any way with Optionee’s right or the Company’s right to terminate Optionee’s service at any time, with or without Cause. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. By executing this Agreement, the Optionee hereby agrees to be bound by all of the terms of both the Plan and this Agreement.

ATTEST:		BofI Holding, Inc.

By:
	Date			Date
Its:

, Optionee
Date

SAMPLE
NOTICE OF EXERCISE

BofI Holding, Inc. Compensation Committee	Date of Exercise:

Ladies and Gentlemen:
This constitutes notice under my stock Option that I elect to purchase the number of Shares for the price set forth below.

Type of Option:	Non-Qualified

Grant Date:

Number of Shares as to which Option is exercised:

Certificates to be issued in name of:

Total exercise price:	$

Cash payment delivered herewith:	$

By this exercise, I agree (i) to execute or provide such additional documents as BofI Holding, Inc. (the “Company”) may reasonably require pursuant to the terms of this Notice of Exercise and the Company’s 2014 Stock Incentive Plan (the “Plan”), and (ii) to provide for the payment by me to the Company (in the manner designated by the Company) of the Company’s withholding obligation, if any, relating to the exercise of this Option.

Very truly yours,

Optionee

BOFI HOLDING, INC. 2014 STOCK INCENTIVE PLAN
PERFORMANCE [STOCK] [UNIT] AGREEMENT
THIS AGREEMENT made as of ___________, 20[___] (the “Grant Date”), by and between BofI Holding, Inc. (the “Company”), and ___________________ (the “Awardee”).
WITNESSETH:
WHEREAS, the Company has adopted and maintains the BofI Holding, Inc. 2014 Stock Incentive Plan, effective September __, 2014 (the “Plan”), and
WHEREAS, the Committee has authorized the award to the Awardee of Performance [Stock] [Units] under the Plan, on the terms and conditions set forth in the Plan and as hereinafter provided,
NOW, THEREFORE, in consideration of the premises contained herein, the Company and the Awardee hereby agree as follows:
1.Plan. This Performance [Stock] [Unit] Award is made pursuant to the terms of the Plan which are incorporated herein by reference. Terms used in this Agreement which are defined in the Plan shall have the same meaning as set forth in the Plan.
2.    Award of Performance [Stock] [Units]. Subject to the terms and conditions set forth in this Agreement and the Plan, the Company hereby grants to the Awardee [__] [shares of Performance Stock] [Performance Units]. All such Performance [Stock] [Units] shall be subject to the restrictions and forfeiture provisions contained in Section[s] 3[, 5 and 6], such restrictions and forfeiture provisions to become effective immediately upon execution of this Agreement by the parties hereto.
3.    Vesting. Except as provided below and subject to the Awardee’s continued service with the Company for the applicable vesting period, the Performance [Stock] [Units] shall vest as follows:
[_______]
4.    Payment of Performance [Stock] [Units]. Subject to the terms and conditions set forth in this Agreement and the Plan and upon satisfaction of the vesting requirement as provided in Section 3, the Awardee shall be entitled to receive one Share for each share of Performance Stock. Such distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the to which the performance goals and objectives relate.
5.    Change of Control. Notwithstanding the vesting requirements contained in Section 3, upon a Change of Control, all of the Performance [Stock] [Units] shall automatically become fully vested as of the date of such Change of Control.
6.    No Rights as a Shareholder. An award of Performance [Stock] [Units] shall not constitute an equity interest in the Company and shall not entitle the Awardee to voting rights, dividends or any other rights associated with ownership of Shares prior to the time the Awardee shall receive a distribution of Shares with respect to a share of Performance Stock.
7.    Regulation by the Committee. This Agreement and the Performance [Stock] [Units] shall be subject to the administrative procedures and rules as the Committee shall adopt. All decisions of the Committee upon any question arising under the Plan or under this Agreement, shall be conclusive and binding upon the Awardee.

8.    Withholding. The Company or an Affiliate shall be entitled to deduct and withhold the minimum amount necessary in connection with the Awardee’s Performance [Stock] [Unit] Award to satisfy its withholding obligations under any and all applicable federal, state and/or local tax rules or regulations.
9.    Amendment. The Committee may amend this Agreement at any time and from time to time; provided, however, that no amendment of this Agreement that would materially and adversely impair the Awardee’s rights or entitlements with respect to the [shares of Performance Stock] [Performance Units] shall be effective without the prior written consent of the Awardee (unless such amendment is required in order to cause the Award hereunder to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code or be exempt from Code Section 409A, as interpreted by applicable authorities).
10.    Awardee Acknowledgment. Awardee acknowledges and agrees that the vesting of Performance [Stock] [Units] pursuant to this Agreement is earned only by continuing service with the Company. Awardee further acknowledges and agrees that nothing in this Agreement, nor in the Plan shall confer upon the Awardee any right to continue in the service of the Company, nor shall it interfere in any way with Awardee’s right or the Company’s right to terminate Awardee’s service at any time, with or without Cause. Awardee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof. Awardee has reviewed the Plan and this Award in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award and fully understands all provisions of the Award. By executing this Agreement, the Awardee hereby agrees to be bound by all of the terms of both the Plan and this Agreement.

ATTEST:		BofI Holding, Inc.

By:
	Date			Date
Its:

, Awardee
Date

BOFI HOLDING, INC.
2014 STOCK INCENTIVE PLAN
RESTRICTED STOCK AGREEMENT
THIS AGREEMENT made as of ___________, 20[__] (the “Grant Date”), by and between BofI Holding, Inc. (the “Company”), and ___________________ (the “Awardee”).
WITNESSETH:
WHEREAS, the Company has adopted and maintains the BofI Holding, Inc. 2014 Stock Incentive Plan, effective September __, 2014 (the “Plan”), and
WHEREAS, the Committee has authorized the award to the Awardee of Restricted Stock under the Plan, on the terms and conditions set forth in the Plan and as hereinafter provided,
NOW, THEREFORE, in consideration of the premises contained herein, the Company and the Awardee hereby agree as follows:
1.Plan. This Restricted Stock Award is made pursuant to the terms of the Plan which are incorporated herein by reference. Terms used in this Agreement which are defined in the Plan shall have the same meaning as set forth in the Plan.
2.    Award of Restricted Stock. The Company hereby grants to the Awardee [___] shares of Restricted Stock. All such shares of Restricted Stock shall be subject to the restrictions and forfeiture provisions contained in Section[s] 4[, 5 and 6], such restrictions and forfeiture provisions to become effective immediately upon execution of this Agreement by the parties hereto.
3.    Share Certificates. The Awardee hereby acknowledges that [___] share certificates for shares of Restricted Stock are hereby awarded and shall be promptly delivered to the Awardee hereunder, each bearing the following legend:
The transferability of this certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture) of an Agreement entered into between the registered owner and BofI Holding, Inc., effective as of _________, 20[__]. Copies of such Agreement are on file in the offices of the Secretary of BofI Holding, Inc. [___].
4.    Restriction Period. Except as provided below and subject to the Awardee’s continued service with the Company for the applicable vesting period, the shares of Restricted Stock shall vest, no longer be subject to restrictions and become transferable pursuant to the terms of the Plan pursuant to the following schedule:
[_______]
The shares of Restricted Stock shall not be transferable unless and until (and solely to the extent) the Awardee satisfies the vesting requirements contained herein. To the extent the above vesting requirements are not satisfied, the nonvested shares of Restricted Stock shall be forfeited by the Awardee.
5.    Termination of Service. In the event of the Awardee’s Termination of Service with the Company or an Affiliate, as applicable, for any reason prior to vesting of the shares of Restricted Stock, the terms of Article VI of the Plan shall control.

6.    Change of Control. Notwithstanding the vesting requirements contained in Section 4, upon a Change of Control, all of the shares of Restricted Stock shall automatically become fully vested, no longer subject to restrictions and freely transferable, in each case as of the date of such Change of Control.
7.    Regulation by the Committee. This Agreement and the shares of Restricted Stock shall be subject to the administrative procedures and rules as the Committee shall adopt. All decisions of the Committee upon any question arising under the Plan or under this Agreement, shall be conclusive and binding upon the Awardee.
8.    Withholding. The Company or an Affiliate shall be entitled to deduct and withhold the minimum amount necessary in connection with the Awardee’s shares of Restricted Stock Award to satisfy its withholding obligations under any and all applicable federal, state and/or local tax rules or regulations. The Awardee shall be entitled to make an election to include the Fair Market Value of the shares of Restricted Stock into income under Section 83(b) of the Code.
9.    Amendment. The Committee may amend this Agreement at any time and from time to time; provided, however, that no amendment of this Agreement that would materially and adversely impair the Awardee’s rights or entitlements with respect to the Restricted Stock shall be effective without the prior written consent of the Awardee (unless such amendment is required in order to cause the Award hereunder to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code or be exempt from Code Section 409A, as interpreted by applicable authorities).
10.    Awardee Acknowledgment. Awardee acknowledges and agrees that the vesting of Shares pursuant to this Agreement is earned only by continuing service with the Company. Awardee further acknowledges and agrees that nothing in this Agreement, nor in the Plan shall confer upon the Awardee any right to continue in the service of the Company, nor shall it interfere in any way with Awardee’s right or the Company’s right to terminate Awardee’s service at any time, with or without Cause. Awardee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof. Awardee has reviewed the Plan and this Award in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award and fully understands all provisions of the Award. By executing this Agreement, the Awardee hereby agrees to be bound by all of the terms of both the Plan and this Agreement.

ATTEST:		BofI Holding, Inc.

By:
	Date			Date
Its:

, Awardee
Date

BOFI HOLDING, INC.
2014 STOCK INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT
THIS AGREEMENT made as of ___________, 20[__] (the “Grant Date”), by and between BofI Holding, Inc. (the “Company”), and ___________________ (the “Awardee”).
WITNESSETH:
WHEREAS, the Company has adopted and maintains the BofI Holding, Inc. 2014 Stock Incentive Plan, effective September __, 2014(the “Plan”), and
WHEREAS, the Committee has authorized the award to the Awardee of Restricted Stock Units under the Plan, on the terms and conditions set forth in the Plan and as hereinafter provided,
NOW, THEREFORE, in consideration of the premises contained herein, the Company and the Awardee hereby agree as follows:
1.Plan. This Restricted Stock Unit Award is made pursuant to the terms of the Plan which are incorporated herein by reference. Terms used in this Agreement which are defined in the Plan shall have the same meaning as set forth in the Plan.
2.    Award of Restricted Stock Units. Subject to the terms and conditions set forth in this Agreement and the Plan, the Company hereby grants to the Awardee [__] Restricted Stock Units. All such Restricted Stock Units shall be subject to the restrictions and forfeiture provisions contained in Section[s] 3[, 5 and 6], such restrictions and forfeiture provisions to become effective immediately upon execution of this Agreement by the parties hereto.
3.    Vesting. Except as provided below and subject to the Awardee’s continued service with the Company for the applicable vesting period, the Restricted Stock Units shall vest as follows:
[_______]
4.    Payment of Restricted Stock Units. Subject to the terms and conditions set forth in this Agreement and the Plan and upon satisfaction of the vesting requirement as provided in Section 3, the Awardee shall be entitled to receive one Share for each Restricted Stock Unit. Such distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the Restricted Stock Unit first becomes vested (i.e., no longer subject to a “substantial risk of forfeiture”).
5.    Termination of Service. In the event of the Awardee’s Termination of Service with the Company or an Affiliate, as applicable, for any reason prior to vesting of the Restricted Stock Units, the terms of Article VI of the Plan shall control.
6.    Change of Control. Notwithstanding the vesting requirements contained in Section 3, upon a Change of Control, all of the Restricted Stock Units shall automatically become fully vested as of the date of such Change of Control.
7.    No Rights as a Shareholder. A Restricted Stock Unit shall not constitute an equity interest in the Company and shall not entitle the Awardee to voting rights, dividends or any other rights associated with ownership of Shares prior to the time the Awardee shall receive a distribution of Shares with respect to the Restricted Stock Unit.
8.    Regulation by the Committee. This Agreement and the Restricted Stock Units shall be subject to the administrative procedures and rules as the Committee shall adopt. All decisions of the Committee upon any question arising under the Plan or under this Agreement, shall be conclusive and binding upon the Awardee.
9.    Withholding. The Company or an Affiliate shall be entitled to deduct and withhold the minimum amount necessary in connection with the Awardee’s Restricted Stock Unit Award to satisfy its withholding obligations under any and all applicable federal, state and/or local tax rules or regulations.
10.    Amendment. The Committee may amend this Agreement at any time and from time to time; provided, however, that no amendment of this Agreement that would materially and adversely impair the Awardee’s rights or entitlements with respect to the Restricted Stock Units shall be effective without the prior written consent of the Awardee (unless such amendment is required in order to cause the Award hereunder to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code or be exempt from Code Section 409A, as interpreted by applicable authorities).
11.    Awardee Acknowledgment. Awardee acknowledges and agrees that the vesting of Restricted Stock Units pursuant to this Agreement is earned only by continuing service with the Company. Awardee further acknowledges and agrees that nothing in this Agreement, nor in the Plan shall confer upon the Awardee any right to continue in the service of the Company, nor shall it interfere in any way with Awardee’s right or the Company’s right to terminate Awardee’s service at any time, with or without Cause. Awardee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof. Awardee has reviewed the Plan and this Award in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award and fully understands all provisions of the Award. By executing this Agreement, the Awardee hereby agrees to be bound by all of the terms of both the Plan and this Agreement.

ATTEST:		BofI Holding, Inc.

By:
	Date			Date
Its:

, Awardee
Date

BOFI HOLDING, INC.
2014 STOCK INCENTIVE PLAN
STOCK APPRECIATION RIGHT AGREEMENT
THIS AGREEMENT made as of _____________, 20[__] (the “Grant Date”), by and between BofI Holding, Inc. (the “Company”), and ____________________ (the “Awardee”).
WITNESSETH:
WHEREAS, the Company has adopted and maintains the BofI Holding, Inc. 2014 Stock Incentive Plan effective September __, 2014 (the “Plan”), and
WHEREAS, the Committee has authorized the grant to the Awardee of a Stock Appreciation Right (“SAR”) under the Plan, on the terms and conditions set forth in the Plan and as hereinafter provided,
NOW, THEREFORE, in consideration of the premises contained herein, the Company and the Awardee hereby agree as follows:
1.Plan. This SAR is made pursuant to the terms of the Plan which are incorporated herein by reference. Terms used in this Agreement which are defined in the Plan shall have the same meaning as set forth in the Plan.
2.    Grant of SAR. The Company hereby grants to the Awardee the right to receive upon exercise of this SAR the increase in value of [___] of the Company’s Shares above the Base Value per Share equal to [___] (the Fair Market Value of a Share on the date of the grant of the SAR). Upon the exercise of some or all of the portion of the SAR, the Awardee shall receive a payment from the Company, in cash or in the form of Shares having an equivalent Fair Market Value or in a combination of both, as determined in the sole discretion of the Committee.
3.    Exercise Period.
(a)    The SAR shall be exercisable pursuant to the terms of the Plan on or after it has vested pursuant to the terms of this Agreement.
(b)    All or any part of the SAR may be exercised by the Awardee no later than the tenth (10th) anniversary of the Grant Date.
(c)    This Agreement and the SAR shall terminate on the earlier of (i) the tenth (10th) anniversary of the Grant Date, or (ii) the date as of which the SAR has been fully exercised.
4.    Vesting. Except as provided below and subject to the Awardee’s continuation of service with the Company during the vesting period, the SAR shall vest and become exercisable pursuant to the following schedule:
[________]
5.    Termination of Service. In the event of the Awardee’s Termination of Service with the Company or Affiliate, as applicable, the provisions of Article VI of the Plan shall control.

6.    Change of Control. Notwithstanding the foregoing, upon a Change of Control, the SAR shall automatically become fully vested and exercisable as of the date of such Change of Control.
7.    Restrictions on Transfer of SAR. This Agreement and the SAR shall not be transferable otherwise than by will or by the laws of descent and distribution and the SAR shall be exercisable, during the Awardee’s lifetime, solely by the Awardee, except on account of the Awardee’s Permanent and Total Disability or death.
8.    Exercise of SAR. The SAR shall be exercisable during the exercise period specified in Section 3 by written notice of such exercise, in the form prescribed by the Committee, to the Secretary of the Company, at its principal office. The notice shall specify the number of Shares for which the SAR is being exercised.
9.    Regulation by the Committee. This Agreement and the SAR shall be subject to the administrative procedures and rules as the Committee shall adopt. All decisions of the Committee upon any question arising under the Plan or under this Agreement, shall be conclusive and binding upon the Awardee and any person or persons to whom any portion of the SAR has been transferred by will, by the laws of descent and distribution.
10.    Rights as a Shareholder. The Awardee shall have no rights as a shareholder with respect to Shares subject to the SAR. Prior to receipt of a cash distribution or Shares pursuant to a SAR, such Award shall represent an unfunded, unsecured contractual obligation of the Company and the Company shall be under no obligation to set aside any Shares or other assets to fund such obligation. Prior to vesting and exercise, the Awardee shall have no greater claim to the Shares underlying the SAR or any other assets of the Company than any other unsecured general creditor and such rights may not be sold, pledged, assigned, transferred or encumbered in any manner other than by will or by the laws of intestate succession as provided in Section 7.
11.    Withholding. In the event the Awardee elects to exercise the SAR (or any part thereof), the Company or an Affiliate shall be entitled to deduct and withhold the minimum amount necessary in connection with the cash payment or issuance of Shares to the Awardee to satisfy its withholding obligations under any and all federal, state or local tax rules or regulations.
12.    Amendment. The Committee may amend this Agreement at any time and from time to time; provided, however, that no amendment of this Agreement that would materially and adversely impair the Awardee’s rights or entitlements with respect to the SAR shall be effective without the prior written consent of the Awardee (unless such amendment is required in order to cause the Award hereunder to qualify as “performance-based” compensation within the meaning of Code Section 162(m) or be exempt from Code Section 409A, as interpreted by applicable authorities).

13.    Awardee Acknowledgment. Awardee acknowledges and agrees that the vesting of Shares pursuant to this SAR Agreement is earned only by continuing service with the Company. Awardee further acknowledges and agrees that nothing in the Agreement, nor in the Plan shall confer upon the Awardee any right to continue in the service of the Company, nor shall it interfere in any way with Awardee’s right or the Company’s right to terminate Awardee’s service at any time, with or without Cause. Awardee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof. Awardee has reviewed the Plan and this SAR in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this SAR and fully understands all provisions of the SAR. By executing this Agreement, the Awardee hereby agrees to be bound by all of the terms of both the Plan and this Agreement.

ATTEST:		BofI Holding, Inc.

By:
	Date			Date
Its:

, Awardee
Date

SAMPLE
NOTICE OF EXERCISE

BofI Holding, Inc. Compensation Committee	Date of Exercise:

Ladies and Gentlemen:
This constitutes notice under my SAR that I elect to exercise for the number of Shares set forth below.

Type of Award:	Stock Appreciation Right

Grant Date:

Number of Shares as to which SAR is exercised:

Certificates (if paid in Shares) to be issued in name of:

By this exercise, I agree (i) to execute or provide such additional documents as BofI Holding, Inc. (the “Company”) may reasonably require pursuant to the terms of this Notice of Exercise and the Company’s 2014 Stock Incentive Plan (the “Plan”), and (ii) to provide for the payment by me to the Company (in the manner designated by the Company) of the Company’s withholding obligation, if any, relating to the exercise of this SAR.

Very truly yours,

Awardee

BOFI HOLDING, INC.
2014 STOCK INCENTIVE PLAN
UNRESTRICTED STOCK AWARD AGREEMENT
THIS AGREEMENT made as of ___________, 20[__] , (“Grant Date”) by and between BofI Holding, Inc. (the “Company”), and ___________________ (the “Awardee”).
WITNESSETH:
WHEREAS, the Company has adopted and maintains the BofI Holding, Inc. 2014 Stock Incentive Plan, effective September __, 2014 (the “Plan”), and
WHEREAS, the Committee has authorized an Unrestricted Stock Award to the Awardee under the Plan, on the terms and conditions set forth in the Plan and as hereinafter provided,
NOW, THEREFORE, in consideration of the premises contained herein, the Company and the Awardee hereby agree as follows:
1.Plan. This Unrestricted Stock Award is made pursuant to the terms of the Plan which are incorporated herein by reference. Terms used in this Agreement which are defined in the Plan shall have the same meaning as set forth in the Plan.
2.    Award of Stock. The Company hereby grants to the Awardee [__] of unrestricted stock subject to the terms of the Plan and this Agreement.
3.    Share Certificates. The Awardee hereby acknowledges that [__] share certificates for such Shares shall be issued and delivered to the Awardee as soon as practicable after the Grant Date, subject to any delay of vesting under Section 4.
4.    Vesting. The Shares awarded hereunder shall be fully vested upon the later of the Grant Date or the date the shareholders approve the Plan pursuant to Article III of the Plan. In the event that the shareholders have not approved the Plan as of the Grant Date, the Award shall be treated as a Restricted Stock Award under the terms of the Plan and shall be subject to forfeiture in the event of the Awardee’s Termination of Service with the Company prior to the approval of the Plan by the shareholders.
5.    Regulation by the Committee. This Agreement and the Unrestricted Stock Award shall be subject to the administrative procedures and rules as the Committee shall adopt. All decisions of the Committee upon any question arising under the Plan or under this Agreement shall be conclusive and binding upon the Awardee.
6.    Withholding. The Company or an Affiliate shall be entitled to deduct and withhold the minimum amount necessary in connection with the Awardee’s Unrestricted Stock Award to satisfy its withholding obligations under any and all applicable federal, state and/or local tax rules or regulations.
7.    Awardee Acknowledgment. Awardee acknowledges and agrees that nothing in this Agreement, nor in the Plan shall confer upon the Awardee any right to continue in the service of the Company, nor shall it interfere in any way with Awardee’s right or the Company’s right to terminate Awardee’s service at any time, with or without Cause. Awardee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof. Awardee has reviewed the Plan and this Award in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award and fully understands all provisions of the Award. By executing this Agreement, the Awardee hereby agrees to be bound by all of the terms of both the Plan and this Agreement.

ATTEST:		BofI Holding, Inc.

By:
	Date			Date
Its:

, Awardee
Date